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EXHIBIT 32 (b)    CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned certifies pursuant to 18 U.S.C.Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 13, 2003              /s/ James Gilbertson
                                      -----------------------------------
                                      James Gilbertson
                                      Vice President and
                                      Chief Financial Officer


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